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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (date of earliest event reported): April 22, 2004


                             MATRIA HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     0-20619                     58-2205984
(State of Incorporation)      Commission File Number          (IRS Employer
                                                            Identification No.)




                               1850 Parkway Place
                               Marietta, GA 30067
          (Address, including zip code, of principal executive offices)

        Registrant's telephone number, including area code (770) 767-4500

                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (c)   Exhibits.

        99.1 Press Release dated April 22, 2004, with respect to Matria's financial results for the first quarter ended March 31, 2004.

Item 12.      Results of Operations And Financial Condition

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On April 22, 2004, Matria Healthcare, Inc. ("Matria") issued a press release (the "Press Release") announcing its consolidated financial results for the first quarter ended March 31, 2004. The Press Release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Matria's Quarterly Report on Form 10-Q. A copy of the Press Release is attached hereto as Exhibit 99.1.

         In addition to discussing Matria's consolidated financial results as determined by generally accepted accounting principles ("GAAP"), the Press Release discloses earnings before interest, taxes, depreciation and amortization ("EBITDA"), a non-GAAP financial measure. Matria's management considers EBITDA an important indicator of the operational strength and performance of its business. Management also believes that EBITDA provides useful information to investors, lenders, financial analysts and rating agencies, who have historically used EBITDA measures, along with other measures, to estimate the value of a company, to make informed investment decisions and evaluate performance. EBITDA facilitates comparisons of our results of operations with those of companies having different capital structures.

         The Press Release contains a reconciliation of EBITDA to net earnings, the most comparable GAAP measure.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MATRIA HEALTHCARE, INC.



                                        By: /s/ Parker H. Petit
                                            --------------------------------
                                            Parker H. Petit
                                            Chairman and Chief Executive Officer

Date:  April 22, 2004








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                                  EXHIBIT INDEX


Exhibit
Number          Description of Exhibits
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99.1            Press Release, dated April 22, 2004, with respect to Matria's financial results for the first quarter ended March 31, 2004.